United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): ______

Pan Ocean Container Supplies, Ltd.

~

(Exact name of registrant as specified in its charter)

Nevada	333-144681	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Dongcheng District, Beijing, China 100027

(Address of principal executive offices with zip code)

949-419-6588

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 13, 2015, Mr. Davis Tang was appointed as the Company’s Vice President of Sales.

Mr. Tang began his career in 1991 with the CIMC Group, the world largest container manufacturer where he was the General Manager of technical and quality control division. Mr. Tang also served in various senior management positions at other container manufacturing companies, which included, Coverall Technical Service Ltd, Dong Fang International Container Group and the C & D Group. Mr. Tang holds dual university degrees in Mechanical Automatic Engineering and in Industrial Enterprise Management, as well as an MBA from the Shanghai University.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Pan Ocean Container Supplies, Ltd.

Signed: /s/ Qi Tang

Name: Qi Tang

Title: President and Chief Executive Officer

Date: February 17, 2015